As filed with the Securities and Exchange Commission on January 11, 2001

                           Registration No. 333-41244
              -----------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------
                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)

                               New York 16-0393470
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

                              One Riverfront Plaza
                             Corning, New York 14831
          (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)
                          -----------------------------
                                William D. Eggers
                    Senior Vice President and General Counsel
                              Corning Incorporated
                              One Riverfront Plaza
                             Corning, New York 14831
            (Name, address including zip code, and telephone number,
                    including area code of agent for service)

                            Telephone: (607) 974-9000
                               Fax: (607) 974-8656
                        ---------------------------------

     Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement.

     If the only securities on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           ---------------------------

                         CALCULATION OF REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
                                                           Proposed                Proposed
Title of Each                                              Maximum                 Maximum                   Amount of
Class of Securities                Amount to               Offering Price          Aggregate                 Registration
to be Registered                   be Registered           Per Share (1)           Offering Price            Fee
---------------------------------------------------------------------------------------------------------------------------
Common Stock ($.50 par value)      2,356,674 shs.(2)       $252.10                 $594,117,516              $156,848
---------------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(c) solely for the purpose of calculating the registration fee based on the closing price of the Registrant's Common Stock on the New York Stock Exchange on July 10, 2000.
(2) Pursuant to Rule 416(a) of the Securities Act of 1933, this includes such indeterminate number of shares as may be issued by reason of any stock split, stock dividend, recapitalization or similar transaction effected without the receipt of consideration which results in an increase in the number of outstanding shares of the Registrant's Common Stock.

                          ----------------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
------------------------------------------------------------------------------

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 11th day of January, 2001.


                                         CORNING INCORPORATED
                                         (Registrant)


                                    By:   /s/  WILLIAM D. EGGERS
                                         -----------------------------------
                                          William D. Eggers
                                          Senior Vice President


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below on January 11, 2001 by the following persons in the capacities indicated:

Name and Signature                                           Title

     /s/  JOHN W. LOOSE                    Principal Executive Officer
----------------------------------
(John W. Loose)                            and Director

     /s/  JAMES B. FLAWS                   Executive Vice President, Principal
----------------------------------
(James B. Flaws)                           Financial Officer and Director

     /s/  KATHERINE A. ASBECK              Senior Vice President, Controller
----------------------------------
(Katherine A. Asbeck)                      and Principal Accounting Officer

        *                                  Chairman of the Board
----------------------------------
(Roger G. Ackerman)

        *                                  Director
----------------------------------
(John Seely Brown)

        *                                  Director
----------------------------------
(John H. Foster)

        *                                  Director
----------------------------------
(Norman E. Garrity)

        *                                  Director
----------------------------------
(Gordon Gund)

        *                                  Director
----------------------------------
(John M. Hennessy)

Name and Signature                         Title


        *                                  Director
----------------------------------
(James R. Houghton)

        *                                  Director
----------------------------------
(John W. Loose)

        *                                  Director
----------------------------------
(James J. O'Connor)

        *                                  Director
----------------------------------
(Catherine A. Rein)

                                           Director
----------------------------------
(Deborah D. Rieman)

        *                                  Director
----------------------------------
(H. Onno Ruding)

        *                                  Director
----------------------------------
(William D. Smithburg)

                                           Director
----------------------------------
(Peter F. Volanakis)

                                           Director
----------------------------------
(Wendell P. Weeks)





*By:    /s/  WILLIAM D. EGGERS
     -----------------------------
     (William D. Eggers)
     (Attorney-in-fact)